May 1, 2025

First Choice

An Individual Flexible Premium

Deferred Variable Annuity Contract

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus provides updated information about First Choice, an individual flexible premium variable deferred annuity contract (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Accumulation Value – The Accumulation Value is equal to the sum of the value in each of the Subaccounts to which You have allocated value under the Contract plus the value of your Contract allocated to the Fixed Account.

Contract – The individual flexible premium variable deferred annuity contract for which this summary prospectus provides updated information.

Fixed Account – A fixed interest investment option under the Contract.

Fund – A mutual fund underlying this Contract.

NNY, Us, We, Our or Company – Nassau Life Insurance Company

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Subaccount – A segregated investment subaccount under First Investors Life Variable Annuity Fund C, the separate account of NNY that supports the Contract. Each Subaccount invests in the shares of a single Fund.

You or Your – A Contractowner who is reading this prospectus.

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to the features of the Contract since the prospectus dated May 1, 2024. This does not reflect all of the changes that may have occurred since You entered into Your Contract.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If You withdraw money from Your Contract, You may be assessed a surrender charge. The maximum surrender charge is 8%, and a surrender charge applies during the first eight years after a Purchase Payment was made.

For example, if You withdraw a $100,000 Purchase Payment during the first year that the Purchase Payment was made, You could be assessed a charge of up to $8,000 on the Purchase Payment being withdrawn.

Fee Table; Contract Expenses—Surrender Charges
Transaction Charges	In addition to surrender charges, We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.			Fee Table; Appendix A: Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base contract	1.03%(1)	1.03%(1)
	Investment options (underlying fund fees and expenses)	0.21%(2)	1.14%(2)

(1) As a percentage of average Accumulation Value. (2) As a percentage of underlying Fund assets. Fund fees are as of 12/31/2024. Fund fees can vary from year to year.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,175	$1,972
Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Least expensive Fund fees and expenses ● No sales charges ● No additional Purchase Payments, transfers, or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Most expensive Fund fees and expenses ● No sales charges ● No additional Purchase Payments, transfers, or withdrawals

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

●     This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

●     A Purchase Payment being withdrawn is subject to a surrender charge, until several years have passed since the Purchase Payment was made.

●     Surrender charges will reduce the value of Your Contract if You withdraw money during the surrender charge period.

●     The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options

●     An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract.

●     Each Fund (as well as the Fixed Account) will have its own unique risks, and You should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Funds Available Under the Contract; The Fixed Account
Insurance Company Risks	An investment in the Contract is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available at www.nfg.com.	Principal Risks of Investing in the Contract
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

●     NNY reserves the right to remove or substitute Funds available           under the Contract.

●    There is a limit of six transfers between two or more Subaccounts in any 12-month period.

●    Only one transfer either to or from the Fixed Account is allowed in any 12-month period and transfers from the Fixed Account are subject to significant restrictions.

●    You may not allocate more than 50% of Your Purchase Payments to the Fixed Account.

●    We reserve the right to limit transfers if frequent or large transfers occur.

Nassau Life, The Separate Account, the Fixed Account and the Subaccounts Policies on Frequent Reallocation Among Subaccounts

TAXES		LOCATION IN PROSPECTUS
Tax Implications

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

●   If You purchase the Contract through an individual retirement account (IRA) or qualified retirement plan, You do not receive any additional tax benefit.

●   Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59½.

Federal Tax Information
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

To compensate those who have sold or service a Contract, We generally pay compensation as a percentage of Purchase Payments invested in the Contract. We also may pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a Contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this Contract over another investment. Currently, We do not offer this Contract for new sales.

Distribution of the Contract
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Contract in place of another contract You currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the contract rather than continue to own Your existing contract. Currently, We do not offer this Contract for new sales, and thus would not offer this Contract in connection with such a replacement transaction.	Distribution of the Contract

APPENDIX A: Funds Available Under the Contract

The following is a list of underlying Funds available under the Contract. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks high current income.	Macquarie VIP Fund for Income Series – Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75%*	6.53%	3.97%	4.52%
Seeks long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.68%*	15.71%	10.31%	8.78%
Seeks to provide capital growth and appreciation.	Macquarie VIP International Core Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	0.00%	0.00%	0.00%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	2.85%	0.39%	2.08%
Seeks current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.54%*	4.23%	1.63%	1.33%

A-1

	Fund – Investment Adviser	Current	Average Annual Total Returns (as of 12/31/24)
Type/Investment Objective	Sub-Advisers(s)	Expenses	1 Year	5 Years	10 Years
Seeks long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	14.63%	9.44%	8.25%
Seeks long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.75%	23.41%	17.72%	14.45%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.85%*	10.81%	5.56%	5.37%
Seeks capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.74%	11.32%	7.15%	7.60%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) – Goldman Sachs Asset Management, L.P.	0.18%*	5.16%	2.42%	1.70%

* This Fund’s annual expenses reflect temporary fee reductions.

A-2

This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the contract, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.

EDGAR Contract Identifier: C000221949